EXHIBIT 32.1
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Form 10-KSB of ZAP for the year ended December 31, 2004, Steven M. Schneider, Director and Chief Executive Officer of ZAP, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) such Form Type of ZAP for the year ended December 31, 2004,fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange of 1934; and

(2) the information contained in such Form 10-QSB of ZAP for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of ZAP.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ZAP and will be retained by ZAP and furnished to the Securities and Exchange Commission or its staff upon request.


/s/  Steven M. Schneider
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Steven M. Schneider
Director and Chief Executive Officer
March 30, 2005